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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2005


                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-50516                 13-4104684
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Numbers)          Identification No.)



             3 Times Square, 12th Floor
                    New York, NY                                10036
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      (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100


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         (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 20, 2005, Eyetech Pharmaceuticals, Inc. announced its financial results for the three months ended March 31, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Item 2.02 of Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 21, 2005            EYETECH PHARMACEUTICALS, INC.


                             By: /s/ Glenn P. Sblendorio
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                                 Name: Glenn P. Sblendorio
                                 Title: Senior Vice President, Finance and
                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press release dated April 20, 2005 announcing financial results for the three months ended March 31, 2005.